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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2001

CINEMASTAR LUXURY THEATERS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of incorporation)	0-25252 (Commission File Number)	33-0451054 (IRS Employer Identification No.)

7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code (760) 929-2525

ITEM 5 OTHER EVENTS.

    On September 20, 2001, Cinemastar Luxury Theatres, Inc. filed its Monthly Operating Report for the month ended August 31, 2001, with the U.S. Bankruptcy Court for the Southern District of California, pursuant to the U.S. Trustee's Operating and Reporting Requirements for cases filed under Chapter 11 of the Bankruptcy Code. The Monthly Operating Report is attached as Exhibit 99 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

99
Debtor in Possession Monthly Operating Report for the month of August 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMASTAR LUXURY THEATERS, INC.

Dated: October 11, 2001	By:	/s/ DONALD H. HARNOIS, JR. Donald H. Harnois, Jr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Item
99	Debtor in possession monthly operating report for the month of August 2001

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SIGNATURES
EXHIBIT INDEX